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                                                                   EXHIBIT 10.12

                                                                   CONFIDENTIAL
                                                                   TREATMENT
                            PARTS SOURCING CONTRACT

This is a PARTS SOURCING CONTRACT effective this 2nd day of December, 1994 (the "Effective Date"), between GENERAL ELECTRIC COMPANY, a New York corporation ("GE"), and WIREKRAFT INDUSTRIES, INC., a Delaware corporation (the "Supplier").


     1. Definitions. For purposes of this Contract, any amendments or supplements hereto and any Exhibits or Schedules attached hereto, the capitalized terms used herein shall have the following meanings:

     (a) "AAA" is defined in Section 11.9.

     (b) "AAA Rules" is defined in Section 11.9.

     (c) "Action Plan" is defined in Section 10.1.

     (d) "Actual Purchase Volume Adjustment Date" is defined in Section 3.4(d).

     (e) "Actual Purchase Volume" is defined in Section 3.4(d).

     (f) "Adjustment Date" is defined in Section 1.4 of Exhibit C.

     (g) "Confidential Information" shall mean any proprietary matter received by one party ("Receiver") from the other party ("Discloser") including without limitation trade secrets, inventions, know-how, financial data, production schedules and volumes, processes, reports, plans and documents, provided however, that Confidential Information includes only information of either party, which is initially disclosed in writing or other tangible form, clearly marked "Proprietary" or "Confidential" or with other restrictive markings of similar import, or if initially disclosed in unmarked or intangible form is reduced to a properly marked tangible form and provided to the receiving party within thirty (30) days from the date of initial disclosure. Confidential Information shall exclude any such information which: (i) prior to Receiver's receipt thereof was publicly available or in Receiver's possession from a source other than Discloser, or (ii) after Receiver's receipt thereof becomes publicly available otherwise than as a consequence of a breach of Receiver's obligations hereunder, or (iii) is rightfully acquired by Receiver without a confidentiality obligation from a third party who is under no obligation to Discloser to maintain the confidentiality of the information, or (iv) is independently developed by Receiver, or (v) is required to be disclosed by law, provided that Receiver shall promptly notify Discloser at any time it believes it is legally required to disclose the Discloser's Confidential Information and to the extent Receiver
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is reasonably able to do so, it shall refrain from disclosing such information until the Discloser has the opportunity to oppose such disclosure or obtain an acceptable protective order.

      (h) "Contract" shall mean this Parts Sourcing Contract, together with the Exhibits and Schedules attached hereto.

      (i)  "Contract Period" is defined in Section 2.

      (j) "Controlled Affiliate" shall mean an affiliate whereby GE possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of an affiliate, whether through ownership of voting securities, by contract or otherwise.

      (k) "Current PPM Rate" shall mean the aggregate PPM for Wire Harnesses produced by ECM for GE for the 10 months ended October 31, 1994, as provided in
Exhibit I.

      (l)  "ECM" shall mean Electro Componentes de Mexico, S.A. de C.V.

      (m) "Effective Date" is defined in the introductory paragraph to this Contract.

      (n)  "Excessive Failure" is defined is Section 2.2 of Exhibit E.

      (o) "Existing Wire Harnesses" shall mean the Wire Harnesses described in Exhibit A. Any Existing Wire Harness as to which a design modification increases or decreases its total billing price by less than twenty percent (20%) will continue to be classified as an Existing Wire Harness.

      (p)  "Facilities" shall mean the facilities of the Supplier located in
(a) Parques Industriales Juarez, Cd. Juarez, Chihuahua, Mexico and Parques Industriales Las Americas, Chihuahua, Chihuahua, Mexico and (b) related assets purchased by the Supplier pursuant to the Purchase Agreement that will be used to manufacture the Wire Harnesses.

      (q)  "force majeure conditions" is defined in Section 5.

      (r)  "Functional Substitute" is defined in Section 3.7.

      (s)  "GE" is defined in the introductory paragraph to this Contract.

      (t) "GEA" shall mean all of the Manufacturing Sites referred to collectively.

      (u)  "GEA Companies" shall mean GEA and Successor Facilities.



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         (v) "Incentive Target" shall mean the PPM for Wire Harnesses determined as described below for the calendar year:


FISCAL YEAR ENDING                        INCENTIVE TARGET
------------------                        ----------------
     1995                               Current PPM Rate x [*]
     1996                               Current PPM Rate x [*]
     1997                               Current PPM Rate x [*]
     1998                               Current PPM Rate x [*]
     1999                               Current PPM Rate x [*]
     2000                               Current PPM Rate x [*]
     2001                               Current PPM Rate x [*]
     2002                               Current PPM Rate x [*]


provided, however, that in no event shall the Incentive Target be less than a PPM for Wire Harnesses of [*] for any calendar year.

         (w) "Indemnifiable Losses" shall mean any and all damages, costs and expenses (including investigatory and diagnostic costs and expenses and reasonable attorneys' fees and dispute resolution costs).

         (x) "Indemnifying Party" is defined in Section 3.2(a) of Exhibit E.

         (y) "Indemnitee" is defined in Section 3.2(a) of Exhibit E.

         (z) "Labor Price Adjustment" is defined in Section 1.5 of Exhibit C.

         (aa) "Lead Time" shall mean the period of time expressed in weeks commencing on the date an order for a Wire Harness is placed with the Supplier by GE and ending upon delivery of such Wire Harness to GE. Such Lead Times are set forth in Exhibit D.

         (ab) "Manufacturing Site" shall mean the (i) Bloomington, Indiana; (ii) Decatur, Alabama; (iii) Appliance Park Building 1, Louisville, Kentucky; (iv) Appliance Park Building 2, Louisville, Kentucky; (v) Appliance Park Building 3, Louisville Kentucky; (vi) Appliance Park Building 4, Louisville, Kentucky; (vii) Appliance Park Building 5, Louisville, Kentucky (i, ii, iii, iv, v, vi, and vii are the manufacturing facilities of GE Appliances, an operating component of
GE); or (viii) the Lafayette, Georgia manufacturing facility of Roper Corporation. More than one Manufacturing Site may be referred to in this Contract as "Manufacturing Sites."

         (ac) "Material Quality Breach" shall occur if the Supplier shall fail to achieve for any calendar quarter a PPM for Wire Harnesses equal to or greater than [*] the Current PPM Rate.

         (ad) "Mexican Labor Costs" is defined in Section 1.5 of Exhibit C.


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                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.


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         (ae) "Minimum Purchase Obligation" is defined in Section 3.4(c).

         (af) "New Major Appliance" is a kitchen or laundry appliance that does not constitute a Same Major Appliance Product Lines.

         (ag) "New Wire Harness" shall mean any Wire Harness that is not an Existing Wire Harness or a Special Wire Harness.

         (ah) "Other GE Companies" shall mean those operating components, divisions, subsidiaries, and affiliates of GE that are not GEA Companies.

         (ai) "Outsourcing Initiative" is defined in Section 3.4(b).

         (aj) "PPI" shall mean the Producer Price Index for finished goods excluding foods and energy, as published by the United States Department of Labor, Bureau of Labor Statistics.

         (ak) "PPM shall mean the incidental part per million rejection rate for a part which is determined by taking the product of (i) the sum of the incoming and line rejections, divided by the total receipts and (ii) one (1) million.

         (al) "Purchase Agreement" shall mean the Acquisition Agreement dated as of December 2, 1994, among GEA MergerSub I Inc., a Delaware corporation, WB Holdings Inc., a Delaware corporation, the Supplier, GEA MergerSub II Inc., a Delaware corporation and GE.

         (am) "Quarterly Adjustment Date" shall mean any January 1, April 1, July 1 or October 1.

         (an) "Quality Breach" shall occur if the Supplier shall fail to achieve for any calendar quarter a PPM for Wire Harnesses equal to or move than the Current PPM Rate plus [*].

         (ao) "Quality Target" shall mean the PPM for Wire Harnesses determined as described below for the calendar year:


FISCAL YEAR ENDING                                                  QUALITY TARGET
------------------                                                  --------------
     1995                                                       Current PPM Rate x [*]
     1996                                                       Current PPM Rate x [*]
     1997                                                       Current PPM Rate x [*]
     1998                                                       Current PPM Rate x [*]
     1999                                                       Current PPM Rate x [*]
     2000                                                       Current PPM Rate x [*]
     2001                                                       Current PPM Rate x [*]
     2002                                                       Current PPM Rate x [*]



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                          *Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.
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provided, however, that in no event shall the Quality Target be less than a PPM for Wire Harnesses of [*] for any calendar year.

         (ap) "Same Major Appliance Product Lines" shall mean a kitchen or laundry major appliance product line that is the same or technologically similar to a major appliance product line that is being manufactured by GEA as of the Effective Date.

         (aq) "Special Wire Harness" shall mean the Wire Harnesses described in Exhibit B. Any Special Wire Harness as to which a design modification increases or decreases its total billing price by less than twenty percent (20%) will continue to be classified as a Special Wire Harness.

         (ar) "Specifications" shall mean the design and safety features, drawings, functions and performance capabilities established for the Wire Harnesses by GE.

         (as) "Successor Facilities" shall mean any operating or business location of GE or any Controlled Affiliate (excluding Camco Inc., a Canadian corporation, ("Camco") and CONTROLADORA MABE, S.A. de C.V. ("MABE") (i) that manufactures Same Major Appliance Product Lines that utilize Wire Harnesses and are sold in the United States market and (ii) is either (A) constructed, acquired or has commenced operations after the date hereof, or (B) has had transferred to it some or all of the business or operations of GEA after the date hereof. Notwithstanding the above, any Controlled Affiliate (excluding Camco and MABE) which manufactures Same Major Appliance Product Lines outside of North America after the date hereof shall not be considered a Successor Facility unless such Controlled Affiliate (together with all other such Controlled Affiliates) manufactures in excess of 150,000 appliance units for sale in the United States during any calendar year.

         (at) "Supplier" is defined in the introductory paragraph to this Contract.

         (au) "Supplier's Components" is defined in Section 1.6 of Exhibit C.

         (av) "Technology" shall mean all of the patents, patent applications, trade secrets, technical knowledge, know-how and other rights conveyed by GE to the Supplier pursuant to the Purchase Agreement or owned by ECM on the Effective Date.

         (aw) "Termination Date" is defined in Section 2.

         (ax) "Third Party" shall mean any person or entity who or which is not a party to this Contract or an affiliate of a party to this Contract.

         (ay) "Third-Party Claim" shall mean any claim, action or proceeding made or brought by any person or entity who or which is not a party to this Contract or an affiliate of a party to this Contract.



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                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.
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         (az) "Transfer" is defined in Section 3.4(a).

         (aaa) "UN Rules" is defined in Section 11.9.

         (aab) "Warranty Period" is defined in Section 4 of Exhibit E.

         (aac) "Wire Harnesses" shall mean a subassembly consisting of wire, terminals/connectors and other devices (such assemblies to include 110 volt domestic cord sets) with application in the kitchen or laundry appliance business. Cord sets sold outside the United States and 210 volt cord set units are not included in this definition of Wire Harnesses.

         (aad) "Worldwide Requirements" shall mean 100% of GEA Companies' requirements for the Wire Harnesses.

         2. Contract Period. The term of this Contract (the "Contract Period") shall commence as of the Effective Date and shall end on December 31, 2002 (the "Termination Date"), unless this Contract is terminated prior to the Termination Date in accordance with the provisions hereof.

         3. Sales and Purchases.

                  3.1 Wire Harnesses. During the Contract Period, the Supplier agrees to manufacture and sell to GE, and GE agrees that it will purchase from the Supplier, one-hundred percent (100%) of GEA Companies' Worldwide Requirements for Wire Harnesses (excluding Special Wire Harnesses) upon the terms and conditions set forth herein.

                  3.2 Special Wire Harnesses. As of the Effective Date, the Supplier and GE will as promptly as practicable take any and all necessary steps to qualify Supplier to supply Special Wire Harnesses to GE. After the Supplier becomes qualified and then during the remaining term of the Contract Period, the Supplier agrees to manufacture and sell to GE, and GE agrees that it will purchase from the Supplier one hundred percent (100%) of GEA Companies' Worldwide Requirements for Special Wire Harnesses upon the terms and conditions set forth herein; [*]

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                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

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                                      [*]

         3.3 Pricing and Payment. Pricing and other payment terms for the Wire Harnesses applicable during the Contract Period are described in Exhibit C.

         3.4 Worldwide Requirements. (a) All references in this Contract to GEA Companies' Worldwide Requirements for the Wire Harnesses shall be deemed to refer to all of the requirements of all GEA Companies, and GE agrees to take all steps that may be necessary to ensure that such GEA Companies comply with this Contract. During the Contract Period, if GE or any of its subsidiaries or affiliates sells, assigns or otherwise transfers ("Transfer") the business, assets or operations of any GEA Company or any portion of the business of a GEA Company, GE shall require, or shall cause the applicable subsidiary or affiliate thereof to require, as a condition to such Transfer, that the entity acquiring such business, assets or operations enter into an agreement with the Supplier, extending throughout the remainder of the Contract Period, for the supply of the Wire Harnesses to such entity that is substantially similar to this Contract in form and substance.


                                      [*]


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                         * Filed under an application for confidential treatment
                         with the Securities and Exchange Commission.
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                                [*]







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                          *Filed under an application for confidential treatment
                           with the Securities and Exchange Commission.
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                                [*]







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                           with the Securities and Exchange Commission.
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     3.5 Other GE Companies. GEA agrees that as to any Other GE Company that purchases wire harnesses (for any application) for its business, GEA shall cause the members of GEA to use their reasonable best efforts to ensure that the Supplier is afforded the opportunity to provide such Other GE Company with a bid on the supply of wire harnesses (for any application) required by such Other GE Company. The Supplier acknowledges that (a) GEA may not have any influence over the buying decisions of Other GE Companies and (b) GEA's reasonable best efforts on behalf of the Supplier may not translate into any additional business for the Supplier with Other GE Companies.

     3.6 Scheduling of Production and Placement of Orders for Wire Harnesses. It is understood and agreed that in scheduling production and placing of orders for Wire Harnesses after the Effective Date, the parties shall adhere to the extent possible to the systems and procedures utilized by GEA Companies and ECM prior to the Effective Date, with such changes and adjustments as the parties may mutually agree in writing are necessary or desirable with a view to ensuring efficient production and timely delivery of Wire Harnesses. Throughout the Contract Period, the Supplier will deliver Wire Harnesses to GEA in accordance with the Lead Times as provided in Exhibit D.

     3.7 Functional Substitute. GE and Supplier recognize that changes or modifications may be made by GE to any of the major kitchen or laundry appliance products it manufactures or sells, which changes may include the replacement of a Wire Harness with a technologically different product (a "Functional Substitute") which would make Wire Harnesses obsolete, or significantly reduce GE's demand for Wire Harnesses for some major kitchen or laundry appliances. Notwithstanding anything else contained in this agreement, GE shall be solely responsible for any such changes or modifications; provided, however, GE agrees to use its best efforts to consult in good faith with Supplier early in the design cycle of Same Major Appliance Product Lines or New Major Appliances which will incorporate a Functional Substitute, unless GE is prohibited from doing so pursuant to an agreement between GE and a third party. Accordingly, if GE desires to purchase a Functional Substitute for Same Major Appliance Product Lines or New Major Appliances, GE shall be required to so notify Supplier and provide Supplier the opportunity to make a proposal to GE to manufacture such Functional Substitute, subject to the following conditions and procedures. Supplier shall, within a reasonable time period designated by GE from the date of Supplier's receipt of GE's notice, inform GE whether Supplier desires to and has the capability to manufacture and supply such Functional Substitute to GE. If Supplier desires to manufacture and supply such Functional Substitute, Supplier shall provide GE (a) a written production plan demonstrating Supplier's ability to produce such Functional Substitute in accordance with GE's proposed specifications (such plan shall include production locations and proposed dates for prototypes, sample production and full production) and (b) Supplier's proposed prices for such Functional Substitute. In the event that GE and Supplier reasonably determine that Supplier can adequately produce such Functional Substitute in accordance with GE's proposed specifications


                                       10
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and such Functional Substitute meets the competition in price, quality, and quantities, then such Functional Substitute will become an Existing Wire Harness for purposes of this Agreement, extending throughout the remainder of the Contract Period.

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     4.   Title, Freight, Etc.

          4.1 Shipment and Risk of Loss. All Wire Harnesses shall be shipped by the Supplier to GE's designated export carrier customs cleared. Title and risk of loss of the Wire Harnesses shall pass to GE when they are delivered to GE's designated export carrier customs cleared.

          4.2 Delivery Obligations. Supplier will use reasonable efforts to ship Wire Harnesses only in full container-load quantities, unless GE directs otherwise. The Supplier agrees to manufacture Wire Harnesses in accordance with the delivery dates specifically negotiated and agreed to between GE and the Supplier and indicated in individual purchase orders/material arrival schedules issued under the Contract or subsequently communicated to and accepted by the Supplier in writing; provided, however, that absent such agreement or acceptance by the Supplier, the Supplier will only be required to deliver the Wire Harnesses within such Wire Harnesses' Lead Time which are firm delivery dates. Supplier acknowledges that time is of the essence as to the delivery of Wire Harnesses and if the Supplier does not comply with its delivery obligations, GE may (i) cancel any order not timely delivered; and, if a third party can deliver substitute Wire Harnesses to GE prior to Supplier so doing (after taking into account Supplier's obligation pursuant to clause (ii) below), then GE may "cover" by making in good faith and without unreasonable delay any reasonable purchase of substitute Wire Harnesses (GE may recover from Supplier as damages the difference between the cost of cover and the contract price of the ordered Wire Harnesses) or (ii) require delivery by the most expedient reasonable means available (with the Supplier absorbing and prepaying all premium transportation charges). The Supplier will notify GE immediately of any event which may result in any delay in the completion or the shipment of any Wire Harness.

     5. Force Majeure. (a) Neither the Supplier nor GE will be liable for any failure or delay in performance of this Contract if the failure or delay is due to an act of God, fire, flood, explosion, sabotage, accident, casualty, war, strike, labor-related slow down or other labor-related disturbance, embargo, government requirement, or civil or military authority, or other catastrophes beyond the reasonable control and without the fault of such party ("force majeure conditions"). Notwithstanding the foregoing, no force majeure condition shall excuse or delay any payment obligations under this Contract where such payment obligation relates to Wire Harnesses which have been accepted by GE.

          (b) If the Supplier is unable to perform due to a force majeure condition and such condition continues for thirty (30) days, GE may cancel any affected order of this Contract without penalty (and without waiving any other rights or remedies) and shall be excused, to the extent applicable, from its purchase obligations set forth in Section 3, and may during the duration of the force majeure condition purchase Wire Harnesses from a third party. Once the force majeure condition ceases, GE and the

                                       12

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Supplier shall resume performance under this Contract and the period of performance under this Contract shall automatically be extended for the length of time the force majeure condition endured.

          (c) If GE is unable to perform due to a force majeure condition, GE's and the Supplier's obligation shall be suspended (with respect to Wire Harnesses affected by GE's inability to perform) for the duration of the force majeure condition. Once the force majeure condition ceases, GE and the Supplier shall resume performance under this Contract and the period of performance under this Contract shall automatically be extended for the length of time the force majeure condition endured.

          (d) In addition to GE's rights as set forth above in Section 5(b), if such a force majeure condition affects the Supplier so that the Supplier's production capacity is reduced, the Supplier agrees to use its reasonable efforts in its prudent business judgement to allocate its production so that the Supplier gives first priority to GE's orders and requirements.

     6. Design, Manufacturing, & Safety

          6.1 GE will be responsible for and own the design of Wire Harnesses while the Supplier will be responsible for the manufacture of Wire Harnesses. If any governmental agency in the designated country or countries requires, as a condition of selling Wire Harnesses within its jurisdiction, that part or all of used Wire Harnesses or packaging of new Wire Harnesses be accepted back from consumers, the Supplier will accept shipment of such Wire Harnesses from GE in an effort to satisfy those agency take-back requirements.

          6.2 The Supplier will establish and maintain (and use commercially reasonable efforts to assure that the Supplier's suppliers establish and maintain) Wire Harness manufacturing, testing, inspection, and other safety- and quality-related processes that are adequate to assure the manufacture of all Wire Harnesses in accordance with the Specifications. Throughout the Contract Period, GE will be entitled to inspect the Supplier's processes upon reasonable notice and without unreasonably disrupting the Supplier's operations. The Supplier will use commercially reasonable efforts to arrange similar GE inspection rights with each of the Supplier's suppliers. The Supplier will give GE at least sixty (60) days' written notice and follow GE's "C-Change" procedure before implementing (and to the extent possible, allowing any of the Supplier's suppliers to implement) any material manufacturing changes or any changes in (i) components, or (ii) raw materials, or (iii) safety- or quality-related processes affecting Wire Harnesses.

          6.3 The Supplier will use its reasonable efforts to obtain all approvals or certifications (governmental or otherwise) required in connection with the timely delivery of Wire Harnesses and the intended use of Wire Harnesses. GE and its customers will provide reasonable assistance to the Supplier in obtaining those approvals or certifications.

     7.  Quality

         7.1 PPM Methodology. PPM will be calculated based on rejected parts written up on a supplier failure reports ("SFR") by the Manufacturing Sites. The basis for rejections will be as follows:

     Incoming Inspection. There will be no formal incoming inspection as an ongoing activity. Incoming inspection will be used where damaged material is evident or as a follow up to line rejects that indicate a need to prevent problems from coming to the point of use on the production line. If incoming lots are rejected, SFR's will record the reject data and that data will be input into the PMQ system to provide a PPM output based on the number of parts received.

     Line Rejects. Parts deemed defective at point of use will be accumulated and written up as rejects on an SFR. Where defects are a large number, the entire lot will be rejected. The SFR will reflect the indicated percent defective. SFR's percentage defective will be the basis for PPM calculation by comparison to the number of parts received. If sorting is performed, either by the Manufacturing Site or the Supplier, the percent defective will be adjusted to reflect an accepted defect percentage.

     If the Supplier provides Wire Harnesses to GE that do not conform to the Specifications, GE's sole and exclusive remedy shall be to require the Supplier to repair and replace such nonconforming Wire Harnesses at the Supplier's cost and GE will be entitled to "bill-back" to the Supplier all of GE's direct labor, reasonable handling, and other reasonable out-of-pocket costs resulting from such delivery of non-conforming Wire Harnesses; provided that in no event shall the Supplier be liable for in excess of $250,000 per occurrence pursuant to this sentence.

         7.2 Commitment to Quality. GE and Supplier acknowledge that they are each committed to achieving a PPM for Wire Harnesses of [*]. In connection therewith, each of GE and Supplier will use its respective best efforts in the design and manufacture of Wire Harnesses to achieve a PPM of [*]. During the term of this Contract, the parties shall jointly conduct semi-annual quality meetings at which time they will jointly develop an action plan to achieve a PPM of [*]. Such action plan will describe the methodology by which a PPM of [*] will be achieved. The methodology will include, among other things redesigns of Wire Harnesses, use of new techniques and technologies, and use of new suppliers of raw materials and components. In addition, as of the Effective Date, the Supplier and GE will, as promptly as practicable take all necessary steps to qualify the Supplier as a supplier of wire for the manufacture of Wire Harnesses. Further, from time to time upon the reasonable request of the Supplier, GE shall take all necessary steps to qualify additional suppliers for raw materials and components used by Supplier in the manufacture of Wire Harnesses.

         7.3 Quality Targets. During the term of this Contract, if Supplier fails to achieve the applicable Quality Target for any calendar year, Supplier shall pay GE an


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amount equal to [*] for each such calendar year. Such payment shall be due and payable within 30 days of the final determination of Supplier's PPM for Wire Harnesses for such calendar year.

         7.4 Quality Incentive. During the term of this Contract, if Supplier achieves the applicable Incentive Target for any calendar year, GE shall pay to Supplier an amount equal to [*] for each such calendar year. Such payment shall be due and payable within 30 days of the final determination of Supplier's PPM acceptance level for Wire Harnesses for such calendar year.

         7.5 New Products. For a period of six months after initial production of New Wire Harness, such New Wire Harness' PPM shall not be included in the calculation of Supplier's PPM for purposes of determining the compliance or satisfaction with Sections 7.3, 7.4, 7.6 or 7.7. After such six month period, the PPM of such New Wire Harness shall be included in the calculation of Supplier's PPM.

         7.6 Quality Breach. In the event of a Quality Breach, GE shall notify Supplier of such breach. Upon receipt of such notice, the parties shall promptly meet and use their respective best efforts to jointly develop within such calendar quarter an action plan to eliminate such Quality Breach. The parties shall use their best efforts to implement the action plan within the following calendar quarter after the action plan is developed. If at the end of the calendar quarter of the implementation of the action plan, the Quality Breach is continuing, then the prices for each Wire Harness purchased by GE shall be decreased by an amount equal to [*] for as long as such quality breach continues.

         7.7 Material Quality Breach. In the event of a Material Quality Breach, GE shall notify Supplier of such breach. Upon receipt of such notice, the parties shall promptly meet and use their respective best efforts to jointly develop within such calendar quarter an action plan to eliminate such Material Quality Breach. The Supplier and GE shall use their respective best efforts to implement such action plan within the following calendar quarter after the action plan is developed. If at the end of the calendar quarter of the implementation of the action plan, the Material Quality Breach is continuing, GE may terminate its purchase obligations as it relates to any Manufacturing Site where such Material Quality Breach occurred, or, if the Material Quality Breach occurred at all Manufacturing Sites, GE may terminate this Contract. For purposes of the preceding sentence a Material Quality Breach will occur with respect to an individual Manufacturing Site if the PPM for Wire Harnesses produced by Supplier for use by GE at such site is equal to [*] the PPM for Wire Harnesses at such site for the 10 months' ended October 31, 1994, as provided in Exhibit I.

         8. Wire Harness Recall; Warranty; and Product Liability. Exhibit E sets forth (a) the Supplier's and GE's obligations relating to hazardous conditions and recalls involving Wire Harnesses; (b) the Supplier's warranty and disclaimer for Wire Harnesses; (c) the Supplier's obligations relating to Excessive Failures of Wire


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
Harnesses; and (d) Supplier's and GE's indemnification obligations relating to product liability claims.

     9. Proprietary Rights. Exhibit G sets forth (a) the Supplier's right to use trade names and/or trademarks; (b) the Supplier's and GE's indemnification obligations relating to infringement of proprietary rights; and (c) the Supplier's and GE's confidentiality obligations.

     10. Termination.

          10.1 Material Breach. In the event of a material breach of this Contract for other than a Quality Breach or a Material Quality Breach, the non-defaulting party shall notify the defaulting party of such default. Such notice will specify with reasonable detail any such default. Upon receipt of such notice, the parties shall promptly meet and jointly develop, in good faith, an action plan setting forth steps to be implemented to enable the defaulting party to cure such default, which plan will include the time period for implementation of such steps (the "Action Plan"). If the parties do not agree on an Action Plan within thirty (30) calendar days after receipt of the notice of a material default, such dispute regarding the terms and provisions of the Action Plan shall be submitted to arbitration pursuant to Section 11.9, where upon the terms of such Action Plan shall be determined in accordance with such Section. The Supplier and GE shall agree to implement such Action Plan within the time period so specified. If the defaulting party does not comply with the terms of the Action Plan, the non-defaulting party may, in addition to any other rights and remedies it may have, at law or at equity, unless such default is cured within thirty (30) days of such party's failure to comply with the Action Plan, terminate this Contract; provided however, that if the material breach of this Contract is caused by or is a result of the Supplier's failure to supply certain Wire Harnesses pursuant to the terms hereof, the non-defaulting party may only cancel the order and/or eliminate such Wire Harnesses from GE's purchase requirements.

          10.2 Default. Notwithstanding any other term of this Contract, if, as a result of any equipment malfunction occurring within 6 months of the date hereof which malfunction would constitute a breach of GE's representations and warranties contained in Section 4.18(e) of the Purchase Agreement, the Supplier is unable to meet its supply obligations hereunder. Supplier's failure to meet its supply obligations shall not constitute a default by the Supplier under this Contract for so long as is reasonably necessary for Supplier to correct such equipment malfunction. Supplier shall use commercially reasonable efforts to correct such malfunction as promptly as practicable.

          10.3 Effects of Termination. Upon termination of this Contract pursuant to (i) a Material Quality Breach occurring in every Manufacturing Site pursuant to Section 7.7 or (ii) Section 10.1:

           (a) all amounts owing to the Supplier under this Contract shall become due and payable as provided in Exhibit C under the parties normal course of dealings provided the defaulting party is the Supplier;

           (b) all amounts owing to the Supplier under this Contract shall become immediately due and payable provided the defaulting party is GE;

           (c) the Supplier's obligation, if any, to deliver Wire Harnesses hereunder shall immediately terminate;

           (d) GE's obligation, if any, to purchase Wire Harnesses hereunder shall terminate; and

           (e) each of the parties shall have the right to enforce its rights and remedies under this Contract, in addition to all the other rights or remedies provided by law.

     11. Miscellaneous.

         11.1 (a) Copper. Although it is GE's intention to purchase Wire Harnesses from the Supplier inclusive of copper and fabricating premiums, the Supplier also agrees to allow GE to toll or rebill copper at GE's option should the economics make tolling or rebilling advantageous to GE. At GE's request, the parties will during the Contract Period enter into a rebilling agreement as provided in Exhibit H for the copper utilized in the Wire Harnesses.

     In order to allow GE and the Supplier maximum flexibility, Wire Harness invoicing will be done by Supplier on a provisional standard basis for copper content. At the end of each month, the Supplier will issue a make-up billing or credit based upon the difference between the actual cost of copper and the provisional standard basis. The monthly make-up billing or credit will be issued by part number shipped with a sub-total for shipment to locations and will bear the date of the original invoice. If the original invoice has already been paid by GE, the make-up billing or credit will be settled within three business days after receipt.

     The actual cost of copper shall be derived using one of the following methodologies: (i) Daily Arithmetic average for the prior month of Comex (Commodities Exchange in New York) plus [*] per pound premium, or (ii) Cost of Forward Purchased Copper at a fixed price plus [*] per pound and/or other transaction costs, or (iii) Cost of Rebilled Copper purchased from GE in accordance with the terms provided in Exhibit H.

                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

         Wire Harnesses prices as quoted in Exhibit A include raw copper cost and related fabricating premiums. The provisional standard basis represented in Exhibit A is set at $1.00 per pound and is inclusive of the related fabricating premium. In order to minimize the make-up billings or credits, GE or the Supplier may adjust the provisional standard basis annually.

                  (b) Other Re-Bill. The Supplier agrees to allow GE to rebill components ("Rebilled Components") purchased from the following vendors: (1) GE-Control Products, (2) Therm-O-Disc, (3) Eaton Corp., (4) GE-Accessory Equip. and (5) AMP Inc. ("Rebill Vendors"); provided, however, that the Supplier may discontinue GE's authority to rebill all or any portion of the components purchased from AMP Inc. at any time upon prior written notice to GE.

         In order to allow GE and the Supplier maximum flexibility, Wire Harness invoicing by the Supplier will be done on a provisional standard basis for these Rebilled Components. In 1995 this provisional standard basis will equal the actual cost of these Rebilled Components as of the Effective Date. At the end of each month, the Supplier will issue a make-up billing or credit based upon the difference between the price for Rebilled Components charged by GE to the Supplier ("Rebill Price for Rebilled Components") and the provisional standard basis. The monthly make-up billing or credit will be issued by part number shipped with a sub-total for shipment to locations and will bear the date of the original invoice. If the original invoice has already been paid by GE, the make-up billing or credit will be settled within three business days after receipt. In order to minimize the make-up billings or credits. GE and the Supplier may adjust the provisional standard basis of Rebilled Components annually.

         GE will purchase Rebilled Components from Rebill Vendors in quantities needed to support manufacture of Wire Harnesses by Supplier for sale to GE. Rebilled Components will be shipped by Rebill Vendors to the Supplier. These Rebilled Components will be sold by GE to the Supplier at the Rebill Price for Rebilled Components and title will transfer together with risk of loss to Supplier f.o.b. Rebill Vendor dock. Thirty (30) days from the date of sale by GE to Supplier, the amount due from Supplier will be netted against payable due Supplier from GE. GE will be responsible for freight charges on Rebilled Components shipped by Rebill Vendors to Supplier.

         Rebilled Components shipped to Supplier under this arrangement will be used solely for Wire Harnesses manufactured by Supplier for sale to GE. Supplier will have sole responsibility to resolve disputes with Rebill Vendors related to shipments of Rebilled Components such as short-shipments or defective material shipments. The Rebill Price for Rebilled Components will be equal to the actual cost of these Rebilled Components as of the Effective Date and may be adjusted in GE's discretion.

         11.2 Liability and Other Remedies. Neither party shall be liable for damages of any kind as a result of exercising its right to terminate this Contract according to its terms, and termination will not affect any other right or remedy of either party.

         11.3 Legal Fees and Other Costs. Should any action be brought by any party to enforce its rights under this Contract, the prevailing party shall be entitled to recover, in addition to any other damages it might claim, all of its reasonable attorneys' fees and costs incurred in connection with such claim, the enforcement and collection of any judgment relating thereto, all appeals thereof and actions to recover the attorneys' fees and expenses permitted under this
Section 11.3.

         11.4 Insurance. The Supplier will obtain and maintain during the term of this Contract insurance in such amounts as is customary for companies in the same or similar business located in the same or similar area. Such insurance will be adequate in scope and coverage considering the potential liability exposure. Notwithstanding the above, Supplier will maintain a general comprehensive or other applicable product liability insurance policy with an insurance carrier with an A- (minus) or better rating from A.M. Best Company, Inc. having a combined single limit of no less than $2,000,000 to cover such claims or losses. Supplier agrees to furnish or have its insurance carrier furnish GE with Certificates of Insurance which evidence the required coverage amount.

         11.5 Compliance with Laws. The Supplier and GE shall each comply with all national, federal, state, and local laws, ordinances, rules and regulations applicable to the manufacture and sale of the Wire Harnesses and/or the performance of the services required hereunder. The Supplier agrees to indemnify, defend and hold GE harmless from any loss, damages or costs arising from or caused in any way by the Supplier's actual or alleged violation of any national, federal, state or local laws, ordinances, rules and regulations, including but not limited to national, federal, state and local environmental and health and safety laws and anti-dumping laws; provided, however, that the Supplier shall have no obligations to indemnify GE for any claims arising (i) from Supplier's usage of the Technology consistent with ECM's or GE's use prior to the Effective Date, (ii) Suppliers manufacture of Wire Harnesses in accordance with the Specifications, or (iii) in connection with any circumstance where the Supplier is entitled to indemnification under the Purchase Agreement. GE agrees to indemnify, defend and hold Supplier harmless from any loss, damages or costs arising from or caused in any way by GE's actual or alleged violation of any national, federal, state or local laws, ordinances, rules and regulations, including but not limited to national, federal, state and local environmental and health and safety laws and anti-dumping laws; provided, however, that GE shall have no obligations to indemnify the Supplier for any claims arising in connection with any circumstance where GE is entitled to indemnification under the Purchase Agreement.

         11.6 Entire Agreement; Amendments. This Contract, the Purchase Agreement, and the Transition Services Agreement constitute the entire agreement between the parties with respect to the subject matter hereof, and, effective as of the Effective Date, shall supersede all prior agreements, oral and written, and all other communications relating to the subject matter hereof. No amendment or modification of any provision of this Contract shall be effective unless it is set forth in writing that purports to amend this Contract and is executed by both parties hereto. This Contract establishes all the terms and conditions upon which GE will buy and the Supplier will sell Wire Harnesses. Additional terms set forth in the Supplier's acknowledgement or other acceptance of a GE order will not become part of the agreement between GE and the Supplier. If any part of an order, acknowledgement, or similar document conflicts with any provision of this Contract, the provisions of this Contract will control in all respects.

         11.7 Assignment. Either party may assign this Contract and delegate its duties hereunder to a wholly-owned subsidiary, if the assignee agrees in writing to be bound by the terms and conditions hereof. Except as expressly permitted in the previous sentence, neither party shall assign, sell, transfer, or assign any right or obligation hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided however, that, so long as GE would not be obligated to purchase Wire Harnesses hereunder from a competitor of GE in the kitchen, laundry and air conditioning appliance business or an affiliate, subsidiary, parent or successor of Phillips Electronics N.V., Osram Sylvania Inc. and Emerson Electric Company, the Supplier may assign this Contract and delegate its duties hereunder to a successor entity in a merger or consolidation in which it participates or to a purchaser of substantially all of its assets, if the assignee agrees in writing to be bound by the terms and conditions hereof. Any act in derogation of the foregoing shall be null and void; provided, however, that any assignment shall not relieve the assigning party of its obligations under this Contract.

         11.8 Governing Law. The substantive law (excluding choice-of-law rules) of New York (U.S.A.) will govern this Contract. The Supplier and GE hereby exclude and elect not to be bound by the United Nations Convention on Contracts for the International Sale of Goods.

         11.9 Arbitration. If a dispute arises out of or relates to this Contract or its breach and the parties have not been successful in resolving such dispute through negotiation, the parties agree that such dispute will be resolved finally, conclusively, and exclusively through binding, private arbitration pursuant to this paragraph 11.9 and the Arbitration Rules adopted by the United Nations Commission on International Trade Law on April 18, 1979 (the "UN Rules"). The parties shall agree to use the American Arbitration Association rules (the "AAA Rules") where all the parties to the dispute are entities of the Unites States. The following special rules will apply and control the UN Rules and the AAA Rules: (1) the arbitral tribunal will be composed of three arbitrators; (2) the American Arbitration Association (the "AAA") will serve as the appointing authority; (3) the arbitration proceedings will be conducted in the English language; (4) the place of arbitration will be Chicago, Illinois (USA); and (5) the substantive laws of New York will govern any dispute relating to this Contract. GE and the Supplier agree that the award of the arbitration tribunal will be the sole and exclusive remedy between them regarding all claims and counterclaims presented to tribunal, and that judgment upon any award of the arbitration tribunal may be enforced in any court having jurisdiction over the parties. The Supplier and GE hereby consent to jurisdiction and venue in any United States District Court for purposes of enforcing any such award. All statements, exhibits, and other materials used in any negotiations or arbitrations hereunder will be confidential and not subject to disclosure by either party. The parties, their representatives, other participants and the arbitrator shall hold the existence, content and result of the arbitration in confidence.

     11.10 Severability. If any provision of this Contract is held by a court of competent jurisdiction to be contrary to law, then the remaining provisions of this Contract shall remain in full force and effect.

     11.11 Waiver. No waiver by either party to this Contract, whether express or implied, of its rights under any provision of this Contract shall constitute a waiver of the party's rights under the provision at any other time or a waiver of any of its rights under any other provision of this Contract. No failure by either party to this Contract to take any action in respect of any breach of this Contract or default by the other party to this Contract shall constitute a waiver of such party's right to enforce any provision of this Contract or to take action in respect of the breach or default or any subsequent breach or default by the other party.

     11.12 Counterparts. This Contract may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

     11.13 Headings. The section and paragraph headings in this Contract are for convenience of reference only and shall not be deemed to alter or affect any provision of this Contract.

     11.14 GE and the Supplier Acting as Independent Contractors; Expenses. Each of GE and the Supplier acknowledges and agrees that each party, in performing its obligations pursuant to this Contract, is acting as an independent contractor, and is not to be considered or deemed to be an agent, employee, joint venturer or partner of the other party. Neither party has the authority to contract for or bind the other party in any manner, and neither party shall represent itself as an agent of the other party or as otherwise authorized to act for or on behalf of the other party. No representative of a party to this Contract shall have the status of an employee of the other party or any right to any benefits that the other party grants to its employees. Each party acknowledges that as an independent contractor, it is fully responsible for its federal, state and local taxes and those of its employees. Each of the parties shall pay its own costs and expenses, including without limitation legal fees, incurred or to be incurred by it in negotiating and preparing this Contract.

     11.15 Notices. Any notice, demand, request or communication required or permitted to be made or given by either party under this Contract shall be made in writing and shall be deemed to have been duly given or delivered if delivered personally or sent by telex, facsimile, telegram, express delivery service, or registered or certified mail, return receipt requested, with first-class postage prepaid.

          (a)       To GE:

                    GE Appliances
                    Appliance Park, AP3-207
                    Louisville, KY 40225
                    Attn: Robert S. Murray
                    Fax: (502) 452-0579

                    with a copy of each to:

                    GE Appliances
                    Appliance Park, AP2-225
                    Attn: Peter E. Reinert
                    Fax: (502) 452-0395

                    GE Appliances
                    Appliance Park, AP2-120
                    Louisville, KY 40225
                    Attn: James J. O'Neill
                    Fax: (502) 452-0533

          (b)       To the Supplier:

                    4702 Lincolnway East
                    Mishawaka, Indiana 64544
                    Attn: William G. Bugg
                    Fax: (219) 255-2414

                    with a copy of each to:

                    Hicks, Muse, Tate & Furst Incorporated
                    200 Crescent Court; Suite 1600
                    Dallas, Texas 75201
                    Attn: Thomas O. Hicks
                          John R. Muse
                          Jack D. Furst

     IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the date first above written.

                                        GENERAL ELECTRIC COMPANY

                                        By: /s/ RICHARD L. BURKE
                                            ------------------------------------
                                             Name:  Richard L. Burke
                                                    ----------------------------
                                             Title: Vice President
                                                    ----------------------------

                                        WIREKRAFT INDUSTRIES, INC.

                                        By: /s/ ELLEN LIPSITZ
                                            ------------------------------------
                                             Name:  Ellen Lipsitz
                                                    ----------------------------
                                             Title: Vice President
                                                    ----------------------------

                                                                       EXHIBIT A

                        EXISTING WIRE HARNESSES: PRICES

SITE: AP1

#                            DRAWING #                   PRICE (US$ PER HUNDRED)
-                            ---------                   -----------------------








                                    [*]







                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

                                    [*]

                          *Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                    [*]

                          *Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                    [*]

                          *Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                    [*]

                          *Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                    [*]

                          *Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                    [*]

                          *Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                    [*]

                          *Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                    [*]

                          *Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                    [*]

                          *Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                    [*]

                          *Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                    [*]

                          *Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                    [*]

                          *Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                    [*]

                          *Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                                                       EXHIBIT B











                                      [*]

                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

                                                                       EXHIBIT C

                              PRICING AND PAYMENT

     1. PRICING

         1.1 Existing Wire Harnesses. The initial prices of Existing Wire Harnesses shall be as set forth in Exhibit A (subject to adjustment in accordance with Sections 1.4, 1.5, 1.6, and 1.7 and 1.9 of this Exhibit C). The price of any Existing Wire Harness as to which a design modification increases or decreases its total billing price by less than twenty percent (20%) shall be determined in accordance with the formula set forth in Schedule 1.1 to this Exhibit C (subject to adjustment in accordance with Sections 1.4, 1.5, 1.6, 1.7 and 1.9 of this Exhibit C).

         1.2 Special Wire Harnesses. The listing of Special Wire Harnesses shall be as set forth in Exhibit B. The price once established of any Special Wire Harness (subject to adjustment as set forth in Sections 1.4, 1.5, 1.6, 1.7 and 1.9 of this Exhibit C) as to which a design modification increases or decreases its total billing price by less than twenty percent (20%) shall be determined in accordance with the formula set forth in Schedule 1.1 to this Exhibit C (subject to adjustment in accordance with Sections 1.4, 1.5, 1.6, 1.7 and 1.9 of this Exhibit C).

         1.3 New Wire Harnesses. The initial prices for New Wire Harnesses shall be [*]. Upon GE's reasonable request, Supplier will provide to GE a schedule together with reasonable supporting documentation, including but not limited to copies of third party invoices, indicating the cost to manufacture such New Wire Harnesses and the Wire Harness or Wire Harnesses upon which the [*].

                                      [*]

                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

                                [*]







                                40
                          *Filed under an application for confidential treatment
                           with the Securities and Exchange Commission.

                                [*]







                                41
                          *Filed under an application for confidential treatment
                           with the Securities and Exchange Commission.

                                      [*]


                                      [*]


                                      [*]

         2. Favored Nation Pricing. If at any time during the Contract Period, the Supplier provides more favorable terms to a customer for Wire Harnesses than those terms which GEA Companies is receiving for similar Wire Harnesses, taking into account quantities, duties, freight, and quality requirements, inventory requirements, service level and other similar terms, then, so long as GEA Companies are in compliance with all the terms of this Contract, the Supplier shall grant equally favorable terms to GEA Companies on quantities of Wire Harnesses substantially the same as those sold to such customer until such arrangement with such customer is terminated. Nothing in this Contract shall be deemed to restrict or limit the Supplier's ability to sell the Wire Harnesses to any person on such terms as it deems appropriate. This Section 2, however, shall not apply to bids, quotes or contracts with (a) affiliated companies of the Supplier (other than bids, quotes or contracts which circumvent the intent of this Section 2) or (b) governmental or quasi-governmental agencies.

         3. Taxes, Freight and Custom Duties. The prices for all Wire Harnesses shall be exclusive of all U.S. freight charges which are the exclusive responsibility of and shall be paid by GE. U.S. import duties are the exclusive responsibility of and shall be paid by the Supplier. GE shall be entitled to any duty-drawback payable as a result of GE's subsequent re-exportation of the Wire Harnesses outside of the United States. On request, the parties shall furnish each other with such information and assistance as shall be necessary to

                          *Filed under an application for confidential treatment
                           with the Securities and Exchange Commission.

to obtain any such duty-drawback. GE shall pay any customs duties imposed upon the importation of the Wire Harnesses into any foreign country.

     4. Invoicing. Any Wire Harnesses delivered to a GEA Company shall be invoiced to that GEA Company, provided that GE shall remain jointly and severally liable for all such payments to the extent it is not the invoiced party. All invoices for the Wire Harnesses purchased by GE hereunder shall be due and payable on an average of [*] days but in no event longer than [*] days from the date of the Supplier's invoice. The Supplier shall issue an invoice to GE with respect to purchased Wire Harnesses upon their shipment to the applicable GEA Companies.

     5. Payment in U.S. Dollars. Unless otherwise agreed to by the parties in writing, all amounts invoiced and payable under this Contract shall be paid in U.S. dollars. Unless other wise indicated, all other sums set forth in this Contract are denominated in U.S. dollars.






                                       43

                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

                            SCHEDULE 1.1, EXHIBIT C















                                      [*]











                                       44



                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

                                [*]







                                45
                          *Filed under an application for confidential treatment
                           with the Securities and Exchange Commission.

                                  SCHEDULE 1.2
                               EXHIBIT C EXAMPLES

                            EXHIBIT C. SECTION 1.5.










                                      [*]





                                       46


                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

                                  SCHEDULE 1.3
                               EXHIBIT C EXAMPLES

                         EXHIBIT C. SECTION 1.6 & 1.7:










                                      [*]





                                       47


                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C







                                      [*]






                                       48


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C






                                      [*]






                                       49


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C







                                      [*]






                                       50


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C






                                      [*]






                                       51


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C







                                      [*]






                                       52


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C






                                      [*]






                                       53


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C






                                      [*]






                                       54


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C






                                      [*]






                                       55


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C






                                      [*]






                                       56


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C






                                      [*]






                                       57


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C







                                      [*]






                                       58


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C






                                      [*]






                                       59


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C






                                      [*]






                                       60


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C






                                      [*]






                                       61


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C






                                      [*]






                                       62


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C




                                      [*]






                                       63


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C







                                      [*]






                                       64


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C






                                      [*]






                                       65


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C








                                      [*]






                                       66


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C







                                      [*]






                                       67


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C







                                      [*]






                                       68


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C







                                      [*]






                                       69


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C






                                      [*]






                                       70


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C






                                      [*]






                                       71


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C







                                      [*]






                                       72


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C







                                      [*]






                                       73


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C







                                      [*]






                                       74


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C








                                      [*]






                                       75


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C








                                      [*]






                                       76


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C







                                      [*]






                                       77


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C








                                      [*]






                                       78


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C







                                      [*]






                                       79


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C








                                      [*]






                                       80


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C








                                      [*]






                                       81


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C







                                      [*]






                                       82


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C








                                      [*]






                                       83


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  Schedule 1.4
                                   Exhibit C








                                      [*]






                                       84


                         * Filed under an application for confidential treatment with the Securities and Exchange Commission.

                                  SCHEDULE 1.5
                                   EXHIBIT C











                                      [*]








                                       85



                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

                                  SCHEDULE 1.5
                                   EXHIBIT C











                                      [*]








                                       86



                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

                                  SCHEDULE 1.5
                                   EXHIBIT C











                                      [*]








                                       87



                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

                                 SCHEDULE 1.5
                                   EXHIBIT C















                                      [*]











                                       88



                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

                                                                       EXHIBIT D


                                PARTS SCHEDULING


GEA SCHEDULING POLICY

o A Forecast of Requirements will be communicated via EDI (DZ47). This is also called our material arrival schedule (MAS).

Timing - weekly or monthly, whichever is required.

o A Delivery Schedule will be communicated via EDI (DZIA). This is our daily delivery schedule.

Timing - Daily

GEA SCHEDULING COMMITMENTS ("LEAD TIMES")

MAS Commitment Period           Material Stage                          Commitment
---------------------           --------------                          ----------

[*]                     Finished Goods - Schedule may change    Committed for price of "finished parts", "in process parts"
                                                                and "raw material"
[*]                     In Process - Schedule may change        Committed for price of "in process parts" and "raw material"
[*]                     Raw Materials - Schedule may change     Committed for price of "raw material" only
[*]                     Capacity Planning for Supplier          No Commitment

As Suppliers reduce their cycle times, the above commitment periods will be reduced, minimizing exposure to obsolescence

FLEXIBILITY REQUIREMENTS

   FINISHED GOODS                                   IN PROCESS              RAW MATERIALS           CAPACITY PLANNING
  [*]          [*]          [*]      [*]        [*]  [*]  [*]  [*]        [*]  [*]  [*]  [*]        [*]  [*]  [*]  [*]
--------    ----------------------------        ------------------        ------------------        ------------------
Mostly      75% Firm     +/- 100%
Firm Few    w/mix Vol.   Mix/Vol.
Changes     Charges      Change
                         from
                         Schedule

* BUFFER STOCKS REQUIRED TO PROVIDE FOR VERY CLOSE-IN SCHEDULE CHANGES.

                         * Filed under an application for confidential treatment
                           with the Securities and Exchange Commission.

                                   Exhibit E

                    WIRE HARNESSES RECALL; EXCESSIVE FAILURES;
                   PRODUCT LIABILITY; WARRANTY; AND DISCLAIMER

     1.  Hazardous Conditions & Recalls

     1.1 If at any time the Supplier learns of any issue relating to a potential safety hazard or unsafe condition involving Wire Harnesses, or is advised by any governmental agency having jurisdiction that such a potential safety hazard or unsafe condition may exist, the Supplier will immediately advise GE by the most expeditious means of communication.

     1.2 If the Supplier or GE reasonably and in good faith determines, or any governmental agency having jurisdiction finds at any time that any Wire Harness fails to comply with the Specifications or is not free from defects in materials and manufacturing which in either case presents a hazardous or unsafe condition causing significant risk of personal injury, making it advisable that the affected Wire Harnesses be recalled or repaired, the Supplier will promptly take appropriate corrective actions including those required by any applicable consumer protection or similar law and the regulations thereunder. Specifically, Supplier will, at its expense, timely locate and make all necessary repairs or replacement to such affected Wire Harnesses to correct their failure to comply with Specifications or to be free from defects in materials and manufacturing. Additionally, Supplier will indemnify GE for any Indemnifiable Losses it incurs as a result of Suppliers failure to comply with its obligations under this Section 1.2. GE will cooperate with and assist Supplier in connection with its obligations under this Section and will indemnify Supplier for any Indemnifiable Losses Supplier incurs in connection with any such recall when it is determined that the Wire Harnesses are in compliance with the Specifications and are free from defects in materials and manufacturing and do not present a hazardous or unsafe condition or that the affected Wire Harnesses were manufactured prior to the Effective Date. The Supplier will consult with GE before making any statements to the public or a governmental agency concerning safety hazards affecting Wire Harnesses, except where such consultation would interfere with the timely notification required to be given under applicable law or regulation. The Parties recognize and agree that Supplier's product recall obligations pursuant to Section 1 of this Exhibit E are separate from and are not additional warranties.

     1.3 So long as this Contract remains effective, the Supplier will monitor and keep records of all safety-related filed incidents involving manufacturing defects in Wire Harnesses manufactured or distributed by the Supplier, and will regularly inform GE about those incidents and make those records available upon GE's reasonable request.

     2. Excessive Failures.

         2.1 If an Excessive Failure (as defined below) occurs, the Supplier will, within thirty (30) days after GE submits its reimbursement claim, reimburse GE for its reasonable direct expenses incurred in repairing or replacing the affected Wire Harness (including reasonable expenses incurred by GE for labor, materials, and travel time) in the quarter in which the Fault Call Rate (as defined below) exceeds [*].

         2.2 The Fault-Call Rate for a particular appliance model will be calculated by computing the quality percentage equal to (x) the actual number of service calls for a given quarter of manufacture divided by (y) the total number of appliances installed for the same quarter of manufacture. An "Excessive Failure" will have occurred in the case of any Wire Harness, if, during the initial 12-month period of actual consumer usage or within twenty-four (24) months from the date of manufacture, the Fault-Call Rate for a particular model of Wire Harness manufactured within a particular production quarter exceeds [*] percent regardless of the component or part involved.

         2.3 For purposes of determining whether an Excessive Failure has occurred with respect to a particular Wire Harness, only those service calls requiring replacement or adjustment of Wire Harnesses because of manufacturing defects will be considered. Specifically excluded will be repeat calls required because necessary parts are not on the service truck, calls related to installation or customer education, calls made to generate good will, and other concessionaire types of calls. The Supplier will have no obligation for defects in Wire Harnesses resulting from (i) unforeseeable misuse, abuse, negligence or accident, or improper installation or service or service maintenance; (ii) transportation of Wire Harnesses; (iii) improper storage of Wire Harnesses; or
(iv) improper design by GE.

         2.4 In no event shall any fault-call be counted in a computation of an Excessive Failure to the extent that such fault-call relates to Wire Harnesses manufactured prior to the Effective Date.

     3. Products Liability.

         3.1 Indemnification.

             (a) The Supplier agrees to indemnify, defend, and hold harmless GE and its affiliates and their respective directors, officers, partners, employees, agents, and representatives from and against any and all Indemnifiable Losses, to the extent relating to, resulting from, or arising out of a Third Party Claim caused or allegedly caused by (i) a failure of any Wire Harness to comply with the Specifications or (ii) the Supplier's negligence in manufacturing or otherwise handling any Wire Harnesses, or (iii) manufacturing defects in any Wire Harnesses; provided that the Supplier shall in no event be obligated to indemnify GE pursuant to this Section 3.1(a) in respect of any Wire Harness manufactured prior to the Effective Date.

                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

release from all liability in respect of such Third Party Claim. The Indemnifying Party will notify the Indemnitee of the amount and circumstances of any final settlement.

        3.3 Reduction of Indemnifiable Loss. If the amount of any Indemnifiable Loss, at any time subsequent to the making of an indemnity payment hereunder, is reduced by or pursuant to a claim, recovery, settlement or payment by or against any Third Party or insurer of a Third Party, the amount of such reduction, less any costs, expenses, premiums or taxes incurred in connection therewith will promptly be repaid by the Indemnitee to the Indemnifying Party. Upon making any indemnity payment, the Indemnifying Party will, to the extent of such indemnity payment, be subrogated to the rights of the Indemnitee against any Third Party in respect of the Indemnifiable Loss. Indemnitee and the Indemnifying Party will duly execute upon request all instruments reasonably necessary to evidence and perfect the above-described subrogation rights.

        3.4 Limitation of Product Liability. In no event will the Supplier's liability for Third Party Claims, as described in this Section 3 of Exhibit E and defined in Article 1 (ap), exceed [*] for the initial four years of the Contract Period and exceed [*] for the balance of the Contract Period, per incident or occurrence.

        4. Warranty. The Supplier warrants that it will deliver free and clear title to the Wire Harnesses. Furthermore, notwithstanding the expiration or termination of this Contract, the Supplier warrants, for a period of twelve (12) months from the time of delivery to GE of Wire Harnesses (the "Warranty Period"), that all such Wire Harnesses will be free from defects in materials and manufacturing and will comply with the Specifications in all material respects. The expiration of the Warranty Period with respect to the Wire Harnesses shall not terminate or otherwise affect Supplier's obligations prescribed by Sections 1, 2 and 3 of this Exhibit E or elsewhere in this Contract.

        5. Limitations of Liability and Disclaimer.

            5.1 LIMITATIONS OF LIABILITY. GE ACKNOWLEDGES AND AGREES THAT THE PURCHASE PRICE FOR THE WIRE HARNESSES THAT THE SUPPLIER IS CHARGING HEREUNDER DOES NOT INCLUDE ANY CONSIDERATION FOR ASSUMPTION BY THE SUPPLIER OF THE RISK OF GE's CONSEQUENTIAL OR INCIDENTAL DAMAGES WITH RESPECT TO GE's OR ITS CUSTOMER'S USE OF THE WIRE HARNESSES. ACCORDINGLY, GE AGREES THAT THE SUPPLIER WILL NOT BE RESPONSIBLE TO GE FOR ANY LOSS-OF-PROFIT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OR RESALE OF THE WIRE HARNESSES (THE "INDIRECT COSTS"), EVEN IF THE SUPPLIER HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE SUPPLIER SHALL BE RESPONSIBLE FOR SUCH INDIRECT COSTS ARISING IN CONNECTION WITH (A) AN EXCESSIVE FAILURE TO THE EXTENT SET FORTH IN SECTION 2 OF THIS EXHIBIT E, AND (B)

                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

HAZARDOUS CONDITIONS AND RECALLS AS SET FORTH IN SECTION 1 OF EXHIBIT E.

     5.2 DISCLAIMER. THE FOREGOING WARRANTIES AND REMEDIES ARE THE SOLE AND EXCLUSIVE WARRANTIES AND REMEDIES GIVEN BY THE SUPPLIER IN CONNECTION WITH THIS CONTRACT AND THE SALE OF THE WIRE HARNESSES HEREUNDER, EXPRESS OR IMPLIED, AND THE SUPPLIER DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NO AGENT OF THE SUPPLIER IS AUTHORIZED TO ALTER OR EXCEED THE WARRANTY OBLIGATIONS OF THE SUPPLIER SET FORTH HEREIN.

                                                                       EXHIBIT F

                           SUPPLIER QUALITY STANDARDS

     1.   Certified Material/components

          (a)  Scope

               GEA Companies requires that material/component variation be minimized to the extent possible within industry standards. This demonstrated process capability and tight process control resulting in Supplier certified material/components permits GEA Companies product lines to use parts from Suppliers without conducting an incoming inspection. For this purpose Supplier agrees to implement process and quality controls that will provide certified material/components to GEA Companies.

          (b)  Procedure

               Supplier agrees that all material/components to be delivered to GEA Companies, will meet specified Incidental PPM Acceptance Levels as described in Section 7 of this Contract and other quality criteria as set forth in the drawing and PMQS, and will implement plans to achieve PPM Goals.

               Supplier agrees that all modified Existing Wire Harnesses, Special Wire Harnesses and all New Wire Harnesses will be mutually reviewed by Supplier and GEA in a formal technical review to establish Certification quality goals requirements (including completion dates). Certification of material/components will be demonstrated through detailed process capability analysis and exhibited process control.

               Supplier agrees to assume the responsibility to demonstrate conformance to these goals throughout the production cycle of the material/component. GEA agrees that for material/components that cannot be manufactured within the Certification criteria requirement, a review between GEA Companies and Supplier will take place to consider specification changes by the GEA Companies and/or process modifications by the Supplier in order to facilitate the Certification process.

     2.   PROCESS CAPABILITY AND CONTROL

          (a)  Scope

               The Supplier agrees to PPM requirements, process capability analysis and process control capability.

        (b) Procedure

             The Supplier agrees to review with GEA Companies its proposed process flow (process map), process control techniques, and process capability to consistently control processes within [*] of the agreed upon specification tolerances.

             The Supplier agrees to run pre-production qualifications to demonstrate to GEA Companies that process capability is within specification and meets agreed upon Cpk indices.

             The Supplier agrees to possess, or to develop the necessary SPC expertise to implement the process controls required by this Contract.

             The Supplier agrees to use commercially reasonable efforts to ensure that the same degree of process capability is exercised with custom subtier suppliers, excluding standard commercial parts and/or materials, and that Supplier maintains the expertise to evaluate same.

             The Supplier will maintain and make available upon request to GEA Companies, data supporting the Supplier's process capability and continuing process control techniques.

             The Supplier agrees to supply a certificate of compliance with each shipment.

     3. PURCHASED MATERIAL QUALITY STANDARDS

        (a) Scope

             Purchased Material Quality Standards (PMQS) are used to delineate what characteristics are to be measured and where in the Supplier's process they are measured on all materials/components supplied to GEA Companies. The PMQS will also specify PPM Goals and Acceptance levels, delineate the confirmation method utilized to insure conformance to mutually agreed upon Critical to Quality (CTQ) characteristics, and specify measurement tools, gauges, and test equipment required to perform quality measurements. Since the Supplier is most familiar with the processes, the Supplier agrees to accept PMQS responsibility.

        (b) Procedure

             The Supplier agrees to produce material/components to the PMQS requirements and to institute the necessary process controls and/or inspections that will insure compliance.

                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

             PPM Goals and Acceptance Levels in the PMQS are defined as follows:

             Incidental PPM for a part is determined by taking the product of
             (i) the sum of the incoming and line rejections, for a specified period of time, divided by the total receipts for the same period of time and (ii) one (1) million.

             Capability PPM for a process is established at a Goal Level of [*] PPM. This reflects a process capability CPK of [*]. The Acceptance Level will reflect current process capability. NOTE: In establishing Acceptance Level PPM any processes that reflects a Cpk of less than [*] must be reviewed with GEA for follow-up action including timing for implementation.

             Subjective Quality attributes that appear in the PMQS such as appearance, odor & taste, etc. will be assigned individual PPM acceptance levels by the using GEA sites on a case by case basis.

             In developing the PMQS, the Supplier agrees to review and with GEA Companies and Supplier's mutual concurrence, make appropriate modifications to reflect the Supplier's process and GEA Companies application considerations.

             Supplier agrees that modified Existing Wire Harnesses, Special Wire Harnesses and New Wire Harnesses PMQ's will be developed first and existing Wire Harnesses material/component PMQ's secondly, and in every case the preliminary PMQS will be transmitted to GEA Companies for approval prior to implementation.

             Supplier agrees that PMQS files will contain the latest revision of the material/component drawings, material specifications, process maps, and relevant process capability studies.

4. QUALITY CONFIRMATION

        (a) Scope

             The Supplier agrees to be totally responsible for material/component quality in its manufacturing processes.

        (b) Procedure

             The Supplier agrees to have resources and facilities, either inside or outside of the Supplier's facilities, to confirm Contract and Specifications compliance and insure material/component quality.

                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

           The Supplier will utilize mutually agreed upon procedures and material specifications. The Supplier will provide GEA with the data confirming Contract compliance upon GEA Companies' request. Supplier will implement process controls and/or Quality checkpoints in the Material/Component manufacturing process that will provide the PPM Quality status of the outgoing Material Components. (SPC techniques such as control charts, mini-capability studies, and attribute charts may be necessary to measure compliance to PPM goals.)

5.   QUALITY RECORDS AND RETENTION

     (a)  Scope

           GEA, having delegated first piece inspection and Quality Confirmation routines to the Supplier, must nevertheless, continue to insure the manufacture and receipt of quality material to be utilized in GEA Companies' product. Therefore, the Supplier agrees in its performance of process and quality control to record, maintain and make available select quality data.

     (b)  Procedure

           GEA Companies or their designee will conduct periodic Supplier Site Audits, at a minimum of once per year, of the Supplier's quality records, and manufacturing processes.

           The Supplier agrees to maintain, at the Suppliers' facilities, all quality records for three (3) years, unless otherwise specified hereafter.

           The Supplier agrees to maintain the latest approved first piece inspection data, drawing, and part until part is obsolete.

           The Supplier agrees to maintain part capability studies for the duration of the production run.

           The Supplier, whose processes have been certified and are supplying certified material/components to GEA Companies, must collect and retain process capability studies and statistical process control documentation that demonstrate PPM conformance. This documentation should be available for review by GEA Companies on a quarterly basis upon request for the duration of the production run.

           The Supplier agrees to prepare Statistical certificates of compliance on a lot by lot basis if required by GEA Companies. Supplier agrees to notify GEA Companies of ANY process changes that are being considered prior to implementation. All mutually agreed upon process changes must be recorded and maintained with the material/component production records.

6.   ISO - 9002 CERTIFICATION

      It is the GEA Companies' intention to be ISO certified by December 31, 1995. The Supplier agrees to support this effort and will take the necessary steps to become ISO-9002 certified by the above date.

                                                                 EXHIBIT G


                            PROPRIETARY RIGHTS

  1. Trademarks.

     (a) Wire Harnesses shall bear only such trade names and/or trademarks as are specified in writing by GE to the Supplier. Any rights which may accrue from such trade name/trademark usage shall inure to the sole benefit of GE or GE's customer if the designated trademark and/or trade name is owned (or licensed) by GE's customer.

     (b) Supplier agrees not to use any of GE's (or GE's customers') trademarks or trade names on or in connection with Wire Harnesses, except as permitted under this Contract, and not to sell or dispose of any Wire Harnesses bearing any of GE's (or GE's customers') trademarks or trade names to any person or entity other than GE, unless expressly authorized to do so in writing by GE.

  2. Patent Indemnification. (a) GE agrees to indemnify and hold Supplier harmless against any and all claims that Wire Harnesses purchased pursuant to this Agreement constitute an infringement of any third party patent, trade secret or other proprietary right in the event that such claim is based upon or arises as a result of the incorporation in the Wire Harnesses of designs provided by GE or as a result of Wire Harnesses being manufactured in accordance with the Specifications. GE shall assume the defense of any suit, action or proceeding based on any such claim of infringement brought against Supplier and GE shall pay any Indemnificable Losses damages assessed against or otherwise payable by Supplier in any such suit, action or proceeding as a result of the disposition thereof, provided Supplier on receiving notice thereof, promptly notifies GE of such claim or of the commencement of any such suit, action or proceeding or threats thereof, and affords GE the opportunity, in its sole and absolute discretion, to determine the manner in which any such claim, suit, action or proceeding shall be handled or otherwise disposed of. Supplier shall give GE the cooperation GE requires at GE's expense for all reasonable and direct costs and expenses incurred by Supplier. Notwithstanding the foregoing, Supplier may be represented in any such claim, suit, action or proceeding by its own counsel, at its own expense, provided, however, that Supplier shall not consent to any judgment or decree in any such claim, suit, action or proceeding or pay or agree to pay any sum of money or agree to do any other act in compromise of any such claim of a third party without first obtaining GE's consent thereto in writing. GE's obligation hereunder shall in no event apply to any claims based upon any goods sold by Supplier to any third party.

     (b) Supplier agrees to similarly indemnify and hold GE harmless against any and all claims that Wire Harnesses purchased to this Agreement constitute an infringement of any third party patent, trade secret or other proprietary right to the extent that such claim is based upon or arises as a result of the incorporation in the Wire Harnesses, of designs provided by Supplier.

     3. Protection of Confidential Information. (a) The parties hereto acknowledge and agree that the terms of this Contract are confidential to each of them and unless required by law, shall not be disclosed to third parties without the specific prior written approval of both parties. The parties hereto acknowledge and agree that in the course of performing pursuant to the Contract, each may have access to Confidential Information of the other party. Each party agrees that it will maintain any Confidential Information of the other party received during the term of this Agreement in confidence using the same degree of care and discretion to avoid disclosure, publication or dissemination of such Confidential Information to any third party as it uses with its own similar information that it does not wish to disclose, publish or disseminate, for a period of five (5) years from the date of initial receipt of such Confidential Information, and during such period will only use such Confidential Information for purpose of performing this Contract.

     (b) The parties shall consult with each other prior to issuing public announcements or other publicity in connection with the transactions contemplated herein. In the event that any such announcements or other publicity are hereafter considered, whether required by law or otherwise, the parties shall consult with each other and shall use their respective best efforts to keep all sensitive business information regarding such transactions confidential.

     (c) Each party's obligations set forth in this Section 3 shall survive termination of this Contract for any reason.

                                   EXHIBIT H

                            COPPER RE-BILL MECHANISM

     GE will purchase copper from supplier X in quantities needed to support manufacture of Wire Harnesses by Supplier for sale to GE. This purchased copper will be shipped by supplier X to Supplier's specified wire mill. Copper will be sold by GE at the Rebill Price (defined below) and title will transfer together with risk of loss to Supplier f.o.b. supplier X's dock. Thirty (30) days from the date of sale by GE to Supplier the amount due from Supplier will be netted against payable due Supplier from GE. GE will be responsible for freight charges on copper shipped by supplier X to Supplier's specified wire mill.

     Copper shipped to Supplier under this arrangement will be used solely for Wire Harnesses manufactured by Supplier for sale to GE. Supplier will have sole responsibility to resolve disputes with supplier X related to shipments of copper such as short-shipments or defective material shipments. The "Rebill Price" for copper will be [*] per pound and may be adjusted in GE's discretion.

                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

                                                                       EXHIBIT I

                                CURRENT PPM RATE

MANUFACTURING SITE                                CURRENT PPM RATE BY
                                                  MANUFACTURING SITE
Bloomington, Indiana                              [*]
Appliance Park Building 1
Louisville, Kentucky                              [*]
Appliance Park Building 2
Louisville, Kentucky                              [*]
Appliance Park Building 3
Louisville, Kentucky                              [*]
Appliance Park Building 4/5
Louisville, Kentucky                              [*]
Roper Corporation
Lafayette, Georgia                                [*]


AGGREGATE CURRENT PPM RATE:                       [*]

                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.

                                                                       EXHIBIT J


      LISTING OF SAME MAJOR APPLIANCE PRODUCT LINES SOLD BY MABE OR CAMCO
              IN OR FOR THE UNITED STATES MARKET IN CALENDAR 1994.

                                     CAMCO

ITEM                                         NUMBER OF UNITS - 1994 ESTIMATE
----                                         -------------------------------
6 Cu. Ft. Dryers                             [*]
10 Cu. Ft. Refrigerators                     [*]
Dishwashers                                  [*]


                                      MABE


ITEM                                         NUMBER OF UNITS - 1994 ESTIMATE
----                                         -------------------------------
Gas Ranges                                   [*]
Compact/12 Cu. Ft. Refrigerators             [*]

                         * Filed under an application for confidential treatment
                                    with the Securities and Exchange Commission.